SCHEDULE 14A

(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

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[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

[ X ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

INTERNATIONAL BARRIER TECHNOLOGY INC.

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INTERNATIONAL BARRIER TECHNOLOGY INC.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AT 10:00 A.M. ON NOVEMBER 30, 2006

The 2006 Annual and Special Meeting of Stockholders of International Barrier Technology Inc. will be held at 10:00 a.m. Vancouver Time on November 30, 2006, at Suite 1200 - 750 West Pender Street, Vancouver, British Columbia V6C 2T8, for the following purposes:

1.

To receive the financial statements of the Company for its fiscal year ended June 30, 2006 together with the report of the independent auditors thereon;

2.

To fix the number of directors at four;

3.

To elect four (4) Directors to serve until the next Annual General Meeting of Stockholders or until their respective successors are elected or appointed;

4.

To ratify the appointment of Amisano Hanson, Chartered Accountants, as independent auditors of the Company for the year ending June 30, 2007;

5.

To authorize the Directors to fix the remuneration of the auditors;

6.

To authorize and approve the continuation of the Company’s 2005 rolling stock option plan;

7.

To obtain the authorization and approval of disinterested shareholders to amend common share purchase warrants held by Carl Marks IB LLC, an insider of the Company, as more particularly described in the attached Proxy Statement and Information Circular, which approval is being requested pursuant to the requirements of the TSX Venture Exchange (the “Exchange”); and

8.

To transact such other business as may properly come before the Annual and Special Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed October 16, 2006 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual and Special Meeting or any adjournment or postponement thereof.  Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual and Special Meeting.

All stockholders are invited to attend the Annual and Special Meeting in person, but even if you expect to be present at the meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible to ensure your representation. All proxies must be received by our transfer agent by no later than 48 hours prior to the time of the meeting in order to be counted. The address of our transfer agent is as follows: Pacific Corporate Trust Company, 3rd Floor - 510 Burrard Street, Vancouver, BC, V6C 3B9, Fax No. (604) 689-8144. Stockholders of record attending the Annual and Special Meeting may vote in person even if they have previously voted by proxy.

Dated at Vancouver, British Columbia, this 16th day of October, 2006.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael D. Huddy

Michael D. Huddy

President, Chief Executive Officer and Director

INTERNATIONAL BARRIER TECHNOLOGY INC.

PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 30, 2006

In this Proxy Statement and Information Circular, all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars.  As at October 16, 2006, one Canadian dollar was equal to approximately $0.8783 in U.S. Currency.

GENERAL

The enclosed proxy is solicited by the Board of Directors of International Barrier Technology Inc., a British Columbia corporation (the "Company"), for use at the Annual and Special Meeting of Stockholders (the “Meeting”) of the Company to be held at 10:00 a.m. Vancouver Time on November 30, 2006, at Suite 1200 - 750 West Pender Street, Vancouver, British Columbia V6C 2T8, and at any adjournment or postponement thereof.

Our principal corporate office is located at #604, 750 West Pender Street, Vancouver, British Columbia. This Proxy Statement and the accompanying proxy card are being mailed to our stockholders on or about November 3, 2006.

The cost of solicitation will be borne by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be C$12,000.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy were designated by the management of the Company ("Management Proxyholder"). A shareholder desiring to appoint some other person ("Alternate Proxyholder") to represent him at the Meeting may do so by inserting such other person's name in the space indicated or by completing another proper form of proxy. A person appointed as proxyholder need not be a shareholder of the Company. All completed proxy forms must be deposited with Pacific Corporate Trust Company not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or any adjournment of it unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the shares, as directed by a shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxyholder will vote in favour of matters described in the proxy. In the absence of any direction as to how to vote the shares, an Alternate Proxyholder has discretion to vote them as he or she chooses.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting. At present, Management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a registered shareholder, you may wish to vote by proxy whether or not you attend the Meeting in person. If you submit a proxy, you must complete, date and sign the Proxy, and then return it to the Company's transfer agent, Pacific Corporate Trust Company by fax at 604-689-8144, or by mail or by hand delivery at 3rd Floor - 510 Burrard Street, Vancouver, British Columbia, V6C 3B9 not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used. Telephone voting can be completed at 1-888-835-8683 and Internet voting at http://www.pctc.com/webvote.htm.

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold Shares in their own name. Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear on the records of the Company as the registered holders of Shares).

If Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those Shares will not be registered in the shareholder's name on the records of the Company. Such Shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to ensure that your shares are voted at the Meeting.

The form of proxy supplied to you by your broker will be similar to the Proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary on how to vote on your behalf. Most brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services ("ADP") in the United States and in Canada. ADP mails a voting instruction form in lieu of a Proxy provided by the Company. The voting instruction form will name the same persons as the Company's Proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to ADP by mail or facsimile or given to ADP by phone or over the internet, in accordance with ADP's instructions. ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. If you receive a voting instruction form from ADP, you cannot use it to vote Shares directly at the Meeting - the voting instruction form must be completed and returned to ADP, in accordance with its instructions, well in advance of the Meeting in order to have the Shares voted.

Although as a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of your broker, you, or a person designated by you, may attend at the Meeting as proxyholder for your broker and vote your Shares in that capacity. If you wish to attend at the Meeting and indirectly vote your Shares as proxyholder for your broker, or have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker in accordance with the instructions provided by such broker, well in advance of the Meeting.

Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your Shares.

REVOCATION OF PROXIES

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

(a)

Executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the registered shareholder’s authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to Computershare Investor Services Inc. at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)

Personally attending the meeting and voting the registered shareholders’ shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Only registered shareholders have the right to revoke a Proxy. Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is at least one person present in person being a shareholder entitled to vote at the Meeting or a duly appointed proxy or representative for an absent shareholder so entitled. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" fixing the number of directors at four, “FOR” the election of each of the nominees to the board of directors named on the following page, "FOR" the ratification of the appointment of Amisano Hanson, Chartered Accountants, as the independent auditors of the Company for the year ended June 30, 2006, “FOR” the authorization of the Directors to fix the remuneration of the auditors and “FOR” the authorization and approval of the continuation of the Company’s 2005 rolling stock option plan. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES AND SECURITIES HELD BY DIRECTORS AND EXECUTIVE OFFICERS

On October 16, 2006 (the “Record Date”) there were 29,414,925 shares of the Company’s common stock (the "Common Stock") issued and outstanding, each share carrying the right to one vote. Only holders of Common Stock of record as at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of October 16, 2006 by

(i)

each person or entity known by the Company to beneficially own more than 5% of the Common Stock;

(ii)

each Director of the Company;

(iii)

each of the named Executive Officers of the Company; and

(iv)

all Directors and Executive Officers as a group.

Except as noted in the following table, the Company believes that that beneficial owners of the Common Stock listed below have sole voting and investment power with respect to such shares.

Name and Address of Beneficial Owner	Number of Shares(1)	% of Total Issued(2)
Carl Marks Group New York, U.S.A.	6,001,295(3)	19.1%
Michael D. Huddy Plymouth, Minnesota, USA	1,639,960 (4)	5.5%
David J. Corcoran Vancouver, BC, Canada	1,553,035(5)	5.2%

Victor A. Yates Delta, BC, Canada	822,122(6)	2.8%
Craig Roberts Vancouver, BC, Canada	250,000(7)	0.8%
All Directors and Executive Officers as a Group	4,265,117(8)	13.8%

(1)

Based upon information furnished to the Company by either the Directors, Executive Officers or beneficial holders, or obtained from the stock transfer agent of the Company, or obtained from insider reports.

(2)

Based upon a total of 29,414,925 shares of Common Stock issued and outstanding, and includes in each case any stock underlying immediately exercisable stock options granted to each person listed.

(3)

These securities include 1,953,000 share purchase warrants that are currently outstanding but unexercised.  Carl Marks IB LLC, Carl Marks & Co. Inc., and Martin Lizt are collectively deemed to be a “Group” within the meaning of section 13(g)(3) of the Securities Exchange Act of 1934, as amended.  Carl Marks IB LLC is a partnership of Carl Marks & Co. LP and Martin Lizt.  Andrew M. Boas and Robert Speer of New York, Limited Partners in Carl Marks & Co. LP, exercise direction/control over Carl Marks IB LLC.  Carl Marks & Co. LP is a limited partnership of 18 partners. Carolyn Marks Blackwood and Linda Marks Katz are the two greater than 10% holders of the partnership.  In addition, Martin Lizt has a stock option for 100,000 shares.

(4)

Includes 409,700 shares reserved for immediate issuance on exercise of options.

(5)

181,398 of these securities are held directly by David J. Corcoran and 954,287 of these securities are held by Corcoran Enterprises Ltd., a private company owned by David J. Corcoran.  Also includes 417,350 shares reserved for immediate issuance on exercise of options held indirectly by Corcoran Enterprises Ltd. 42,807 shares are escrowed and contingently cancelable where release is controlled by Canadian regulatory authorities.

(6)

These securities are held by Continental Appraisals Ltd., a private company owned by Victor A. Yates.  Also includes 392,350 shares reserved for immediate issuance on exercise of options held indirectly by Continental Appraisals Ltd.  6,115 shares are escrowed and contingently cancelable where release is controlled by Canadian regulatory authorities.

(7)

These securities are reserved for immediate issuance on exercise of options.

(8)

1,469,400 of these securities are reserved for immediate issuance on exercise of options.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

PROPOSAL 1

NUMBER OF DIRECTORS

The Board of Directors proposes to fix the number of Directors of the Company at four.  Under British Columbia corporate legislation, a public company is required to have a minimum of three directors. In addition, a public company is required to have an audit committee that must be composed of at least three members. Each audit committee member must be financially literate and the majority must be independent directors. Accordingly, the Company has determined that fixing the number of directors at four is required to meet these requirements.  The Company’s articles permit the number of directors to be set by ordinary resolution of shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" SETTING THE NUMBER OF DIRECTORS AT FOUR.

PROPOSAL 2

ELECTION OF DIRECTORS

The Board of Directors has proposed that the following four nominees be elected as Directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: Michael D. Huddy, David J. Corcoran, Victor A. Yates and Craig Roberts.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the four nominees will be available to serve as Directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE.

The following table sets out the names of the nominees; their positions and offices in the Company; principal occupations; the period of time that they have been directors of the Company; and the number of shares of the Company which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position with the Company	Director Since	# Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised[1]	Principal Occupation [2]
MICHAEL D. HUDDY President, CEO, Director Plymouth, Minnesota, USA	July 25, 1994	1,639,960[4]	President of International Barrier Technology Inc. and Barrier Technology Corporation.
DAVID J. CORCORAN[3] CFO, Director Vancouver, BC, Canada	July 10, 1986	1,553,035[5]	Company administrator; President and Owner of Corcoran Enterprises Ltd.
VICTOR A. YATES3] Director Delta, BC, Canada	November 6, 1987	822,122[6]	President and Owner of Continental Appraisals Ltd.
CRAIG ROBERTS[3] Director Vancouver, BC Canada	August 3, 2006	250,000[7]	Mr. Roberts is the Director, Professional Services of Reed Construction Data, a division of Reed Business Information. Mr. Roberts was formerly a Senior Director of Ingenium Technologies.

[1]

Based upon information furnished to the Company by either the directors and executive officers or obtained from the stock transfer agent of the Company.

[2]

Unless otherwise stated above, any nominees named above not elected at the last annual general meeting have held the principal occupation or employment indicated for at least five years.

[3]

Member of Audit Committee.

[4]

Includes 409,700 shares reserved for immediate issuance on exercise of options.

[5]

181,398 of these securities are held directly by David J. Corcoran and 954,287 of these securities are held by Corcoran Enterprises Ltd., a private company owned by David J. Corcoran.  Also includes 417,350 shares reserved for immediate issuance on exercise of options held indirectly by Corcoran Enterprises Ltd. 42,807 shares are escrowed and contingently cancelable where release is controlled by Canadian regulatory authorities.

[6]

These securities are held by Continental Appraisals Ltd., a private company owned by Victor A. Yates.  Also includes 392,350 shares reserved for immediate issuance on exercise of options held indirectly by Continental Appraisals Ltd.  6,115 shares are escrowed and contingently cancelable where release is controlled by Canadian regulatory authorities.

[7]

These securities are reserved for immediate issuance on exercise of options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors, executive officers and persons who own more than 10% of a registered class of the Company’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on a review of the copies of Forms 3 and 4, as amended furnished to it during its most recent fiscal year, and Form 5, as amended, furnished to it with respect to such year, the Company believes that during the year ended June 30, 2006, its Directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements of the Securities Exchange Act of 1934.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members of the Board of Directors and the Executive of the Company as of the Record Date, and the nominees as Directors of the Company:

Name	Age	Position	Position Held Since
Michael D. Huddy	53	President, Chief Executive Officer, Director	July 25, 1994
David J. Corcoran	58	Chief Financial Officer, Director	July 10, 1986
Victor A. Yates	60	Director	Nov. 6, 1987
Craig Roberts	33	Director	Aug. 3, 2006

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing Directors or Executive Officers of the Company, save for Craig Roberts, a Director of the Company, who is the son-in-law of David J. Corcoran, Chief Financial Officer and a Director of the Company.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended June 30, 2006, the Board of Directors held one Directors’ Meeting.  All other matters which required Board approval were consented to in writing by all of the Company’s Directors.

Multilateral Instrument 52-110 of the Canadian Securities Administrators (“MI 52-110”) requires the Company, as a venture issuer, to disclose annually in its Information Circular certain information concerning the constitution of its audit committee and its relationship with its independent auditor, as set forth in the following.

The Company’s audit committee is comprised of three directors:  Victor A. Yates, Craig Roberts and David J. Corcoran.  As defined in MI 52-110, Victor A. Yates and Craig Roberts are “independent”.  David J. Corcoran has a material relationship with the Company, which in the view of the Company’s Board, does not reasonably interfere with the exercise of his independent judgment.  Also as defined in MI 52-110, all of the audit committee members are “financially literate”.

The Company has adopted a Charter of the Audit Committee of the Board of Directors, which is attached as Schedule “B” to this Information Circular.

Since the commencement of the Company’s most recently completed financial year, the Company’s Board of Directors has adopted a recommendation of the audit committee to nominate and compensate an external auditor.

Since the effective date of MI 52-110, the Company has not relied on the exemptions contained in sections 2.4 or 8 of MI 52-110.  Section 2.4 provides an exemption from the requirement that the audit committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided.  Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of MI 52-110, in whole or in part.

The audit committee has not adopted specific policies and procedures for the engagement of non-audit services.  Subject to the requirements of MI 52-110, the engagement of non-audit services is considered by the Company’s Board of Directors, and where applicable the audit committee, on a case-by-case basis.

The Company is relying on the exemption provided by section 6.1 of MI 52-110 which provides that the Company, as a venture issuer, is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of MI 52-110.

Compensation Committee. No Compensation Committee has been appointed. The Board of Directors as a whole determine the compensation for key members of senior staff.

Nominating Committee. No Nominating Committee has been appointed. Nominations of directors are made by the board of directors. The Directors are of the view that the present management structure does not warrant the appointment of a Nominating Committee.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation paid or earned for services rendered to the Company in all capacities during the fiscal years ended June 30, 2004, June 30, 2005 and June 30, 2006 by the Company’s Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”) and each executive officer who earned over $150,000 in total salary and bonus during the three most recently completed financial years (collectively “Named Executive Officers”), for services rendered to the Company.

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Annual Compensation				Long Term Compensation
	Year (b)	Salary ($) (c)	Bonus ($) (d)	Other Annual Compensation ($) (e)	Awards	Payouts
					Securities Under Options/SARs Granted (#) (f)	Restricted Shares Or Restricted Share Units ($) (g)	LTIP Payouts ($) (h)	All other Compensation ($) (i)
Michael D. Huddy President & CEO	2006	$115,000	$10,000		125,000	Nil	Nil	Nil
	2005	$105,534	Nil	Nil	300,000	Nil	Nil	$50,000
	2004	$103,791	Nil	Nil	100,000	Nil	Nil	Nil
David J. Corcoran CFO	2006	$38,300	$8,969	Nil	125,000	Nil	Nil	Nil
	2005	$28,830	Nil	Nil	300,000	Nil	Nil	$50,000
	2004	$26,766	Nil	Nil	Nil	Nil	Nil	Nil

OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

During the fiscal year ended June 30, 2006, the Company granted the following stock options to the Company’s Named Executive Officers:

Name	Number of securities underlying options/ SARs granted (#)	Percent of total options/ SARs granted to employees in fiscal year	Exercise or base price ($/Share)	Expiration Date
Michael D. Huddy CEO	125,000	31%	C$0.93	October 6, 2007
David J. Corcoran[1] CFO	125,000	31%	C$0.93	October 6, 2007

[1]

These options are held by Corcoran Enterprises Ltd., a private company owned by David J. Corcoran.

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

The following table sets out incentive stock options exercised by the Named Executive Officers during the most recently completed financial year, as well as the financial year end value of stock options held by the Named Executive Officers.  During this period, no outstanding SARs were held by the Named Executive Officers.

Name	Securities Acquired on Exercise (#)	Aggregate Value Realized(1) ($)	Unexercised Options at Financial Year End Exercisable / Unexercisable (#)	Value of Unexercised In-the-Money Options at Financial Year-End ($) Exercisable / Unexercisable(2)
Michael D. Huddy CEO	15,300	$918	409,700/nil	Nil
David J. Corcoran CFO	7,650	$459	417,350/nil	Nil

(1)

Based on the difference between the option exercise price and the closing market price of the Company’s shares on the date of exercise.

(2)

In-the-Money Options are those where the market value of the underlying securities as at the most recent financial year end exceeds the option exercise price.  The closing market price of the Company’s shares as at June 30, 2006 was $0.75.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

Pursuant to a management agreement dated February 13, 1993 made between the Company and Michael D. Huddy, if terminated other than for cause, as specified in the agreement, Mr. Huddy is to receive an annual salary of $115,000 for the unexpired term, so long as he is not otherwise gainfully employed.  If Mr. Huddy does engage in gainful employment after termination, he is to receive one-half of his annual salary for the remainder of the unexpired term.

Other than noted above, there is no compensatory plan, contract or arrangement where a Named Executive Officer is entitled to receive more than $100,000 from the Company, including periodic payments or installments, in the event of the resignation, retirement or other termination of employment, a change of control of the Company or a change in the Named Executive Officer’s responsibilities following a change in control.

COMPENSATION OF DIRECTORS

Compensation for the Named Executive Officers has already been disclosed above.

Other than as stated above, the Company has no standard arrangement pursuant to which directors are compensated by the Company for their services in their capacity as directors except for the granting from time to time of incentive stock options in accordance with the policies of the TSX Venture Exchange.

The Company granted incentive stock options to purchase 100,000 common shares to Directors during the fiscal year ended June 30, 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

There were no transactions in addition to disclosure contained elsewhere herein respecting transactions involving management during the last fiscal year, except as follows:

1.

A net bonus of US$5,000 was paid by the Company to Continental Appraisals Ltd., a private company wholly owned by Victor A. Yates, a director of the Company, in recognition of his performance for the Company’s 2005 fiscal year.

2.

The Company pays US$3,610 per month for administrative and financial consulting services performed by Corcoran Enterprises Ltd.

Except as mentioned herein, no cash compensation was paid to any director of the Company for the directors’ services as a director during the financial year ended June 30, 2006 other than the reimbursement of out-of-pocket expenses.

STATEMENT OF CORPORATE GOVERNANCE PRACTICE

The British Columbia Securities Commission has issued guidelines on corporate governance disclosure for venture issuers as set out in Form 58-101F2 (the “Disclosure”).  The Disclosure addresses matters relating to constitution and independence of directors, the functions to be performed by the directors of a company and their committees and effectiveness and evaluation of proposed corporate governance guidelines and best practices specified by the Canadian securities regulators.  The Company’s approach to corporate governance in the context of the 8 specific Disclosure issues outlined in Form 58-101F2 is set out in the attached Schedule “A”.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Amisano Hanson, Chartered Accountants, served as the Company's independent auditors for the fiscal year ending June 30, 2006, and has been appointed by the Board to continue as the Company's independent auditor for the Company's fiscal year ending June 30, 2007.

The fees for services provided by Amisano Hanson, Chartered Accountants, to us in each of the fiscal years ended June 30, 2005 and June 30, 2006 were as follows:

Fees	2005	2006
Audit fees	$22,490	$30,390
Audit related fees	$2,173	$24,325
Tax fees	$6430[1]	$3,000
All other fees	Nil	Nil

[1]

Fees related to the preparation of the Company’s T-2 corporate income tax return and the General Index of Financial Information required by CCRA.

Although the appointment of Amisano Hanson, Chartered Accountants, is not required to be submitted to a vote of the stockholders, the Board believes it appropriate as a matter of policy to request that the stockholders ratify the appointment of the independent public accountant for the fiscal year ending June 30, 2007. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of the Company to select other auditors for the fiscal year ending June 30, 2007.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF AMISANO HANSON, CHARTERED ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2007.

PROPOSAL 4

AUTHORIZATION OF DIRECTORS TO FIX REMUNERATION OF AUDITORS

Management is recommending that shareholders vote in favour of authorizing the Directors to fix the remuneration of the Company’s auditors, Amisano Hanson, Chartered Accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AUTHORIZING THE DIRECTORS TO FIX THE REMUNERATION OF THE AUDITORS.

PROPOSAL 5

CONTINUANCE OF 2005 ROLLING STOCK OPTION PLAN

Stock Option Plan

In accordance with Policy 4.4 of the TSX Venture Exchange (the “Exchange”), “rolling plans” must receive shareholder approval yearly.  As such, the directors of the Company wish to approve the continuation of the Company’s 2005 “rolling” stock option plan (the “2005 Plan”), which was approved by the shareholders at the Company’s 2005 Annual General Meeting, reserving a maximum of 10% of the issued shares of the Company at the time of the stock option grant. The purpose of the 2005 Plan is to provide incentive to employees, directors, officers, management companies and consultants who provide services to the Company and reduce the cash compensation the Company would otherwise have to pay.

The 2005 Plan complies with the current policies of the Exchange for Tier 2 issuers. Under the 2005 Plan, a maximum of 10% of the issued and outstanding shares of the Corporation are proposed to be reserved at any time for issuance on the exercise of stock options.  As the number of shares reserved for issuance under the 2005 Plan increases with the issue of additional shares of the Company, the 2005 Plan is considered to be a “rolling” stock option plan.

Management is seeking shareholder approval for the continuation of the 2005 Plan and the approval of the number of shares reserved for issuance under the 2005 Plan in accordance with and subject to the rules and policies of the Exchange.

Terms of the 2005 Stock Option Plan

A full copy of the 2005 Plan will be available at the Meeting for review by shareholders. Shareholders may also obtain copies of the 2005 Plan from the Company prior to the meeting on written request. The following is a summary of the material terms of the 2005 Plan:

Number of Shares Reserved. The number of common shares which may be issued pursuant to options granted under the 2005 Plan may not exceed 10% of the issued and outstanding shares of the Company from time to time at the date of granting of options (including all options granted by the Company under the 2005 Plan).

Maximum Term of Options.  The term of any options granted under the 2005 Plan is fixed by the Board of Directors and may not exceed five years from the date of grant, or 10 years if the Company is classified as a “Tier 1” issuer under the policies of the Exchange.  The options are non-assignable and non-transferable.

Exercise Price.  The exercise price of options granted under the 2005 Plan is determined by the Board of Directors, provided that it is not less than the Discounted Market Price, as that term is defined in the Exchange policy manual or such other minimum price as is permitted by the Exchange in accordance with the policies from time to time, or, if the shares are no longer listed on the Exchange, then such other exchange or quotation system on which the shares are listed or quoted for trading.

Reduction of Exercise Price.  The exercise price of stock options granted to insiders may not be decreased without disinterested shareholder approval at the time of the proposed amendment.

Termination.  Any options granted pursuant to the 2005 Plan will terminate generally within 90 days of the option holder ceasing to act as a director, officer, or employee of the Company or any of its affiliates, and within generally 30 days of the option holder ceasing to act as an employee engaged in investor relations activities, unless such cessation is on account of death.  If such cessation is on account of death, the options terminate on the first anniversary of such cessation.  If such cessation is on account of cause, or termination by regulatory sanction or by reason of judicial order, the options terminate immediately.  Options that have been cancelled or that have expired without having been exercised shall continue to be issuable under the 2005 Plan.  The 2005 Plan also provides for adjustments to outstanding options in the event of any consolidation, subdivision, conversion or exchange of Company’s shares.

Administration.  The 2005 Plan is administered by the Board of Directors of the Company or senior officer or employee to which such authority is delegated by the Board from time to time.

Board Discretion.  The 2005 Plan provides that, generally, the number of shares subject to each option, the exercise price, the expiry time, the extent to which such option is exercisable, including vesting schedules, and other terms and conditions relating to such options shall be determined by the Board of Directors of the Company or senior officer or employee to which such authority is delegated by the Board from time to time and in accordance with Exchange policies. The number of option grants, in any 12 month period, may not result in the issuance to any one optionee which exceed 5% of the outstanding common shares of the Company (unless the Company is a Tier 1 issuer and has obtained the requisite disinterested shareholder approval), or the issuance to a consultant or an employee engaged in investor relations activities which exceed 2% of the outstanding common shares of the Company.

Shareholder Approval

Shareholders will be asked at the Meeting to approve with or without variation the following resolution:

“BE IT RESOLVED THAT the continuation of the 2005 Stock Option Plan be and it is hereby approved, and that in connection therewith a maximum of 10% of the issued and outstanding shares at the time of each grant be approved for granting as options and that the board of directors be and they are hereby authorized, without further shareholder approval, to make such changes to the existing Stock Option Plan as may be required or approved by regulatory authorities.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AUTHORIZING AND APPROVING THE CONTINUATION OF THE COMPANY’S 2005 STOCK OPTION PLAN.

PROPOSAL 6

AMENDMENTS TO WARRANTS HELD BY AN INSIDER

In August 2004, pursuant to a private placement, the Company issued a total of 1,470,000 units of the Company with each unit consisting of one common share and one share purchase warrant at a price of $0.85 (C$1.10) per unit.  Each of the 1,470,000 warrants entitled Carl Marks IB LLC to acquire one additional common share in the capital of the Company for a period of two years, until August 19, 2006, at a price of $0.92 per share.

On August 15, 2006 the Company announced that it would be extending the term of 1,253,000 of the 1,470,000 share purchase warrants for an additional two years from their current expiry date of August 19, 2006 to a new expiry date of August 19, 2008.  The purpose of the amendment was to extend Carl Marks IB LLC the opportunity to exercise the warrants.  Management considers that, in this instance, the exercise of warrants is the most expedient and cost effective method of the Company raising additional capital.

Pursuant to TSX Venture Exchange requirements, the extension of the term of the warrants is subject to approval by a majority of disinterested shareholders of the Company, which is the votes attached to shares held by the majority of the shareholders of the Company, excluding the votes attached to shares held by Carl Marks Group and its associates.  Based on information available to the Company on the date of this Proxy Statement and Information Circular, Carl Marks Group beneficially holds 6,001,295 securities of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE EXTENTION OF THE TERM OF 1,253,000 SHARE PURCHASE WARRANTS HELD BY CARL MARKS IB LLC TO AUGUST 19, 2008.

OTHER MATTERS

The Company knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF STOCKHOLDERS

Proposals which stockholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2007 Annual General Meeting of Stockholders must be received by the Secretary of the Company by July 6, 2007 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the SEDAR website at www.sedar.com on EDGAR at www.sec.gov.

ANNUAL REPORT ON FORM 10-KSB

A COPY OF THE ANNUAL REPORT ON FORM 10-KSB FOR THE COMPANY’S YEAR ENDED JUNE 30, 2006 ACCOMPANIES THIS PROXY STATEMENT. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL STOCKHOLDERS OR STOCKHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, INTERNATIONAL BARRIER TECHNOLOGY INC. #604, 750 WEST PENDER STREET, VANCOUVER, BRITISH COLUMBIA V6C 2T7, TEL: 604-689-0188 OR

604-984-9687.

Dated at Vancouver, British Columbia, this 16th day of October, 2006.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael D. Huddy

Michael D. Huddy

President, Chief Executive Officer and Director

Schedule “A”

Statement of Corporate Governance Disclosure

International Barrier Technology Inc.

The Company’s corporate governance disclosure is specifically set out below.

1.

Board of Directors

Disclose how the board of directors (the “Board”) facilitates its exercise of independent supervision over management, including

(i)

the identity of directors that are independent, and

(ii)

the identity of directors who are not independent, and the basis for that determination.

The Board consists of 4 directors, of whom 2 are considered to be independent.  The unrelated directors do not have any direct or indirect material relationships with the Company (other than shareholdings) which could, in the view of the Company’s Board, reasonably interfere with the exercise of a directors independent judgment.  Victor A Yates and Craig Roberts are the independent directors. Michael D. Huddy is president and chief executive officer of the Company.  David J. Corcoran, is the chief financial officer of the Company and through a wholly owned private company, has a consulting agreement with the Company.   Although Mr. Corcoran has a material relationship with the Company, it is the view of the Company’s Board, that it does not reasonably interfere with the exercise of his independent judgment.

2.

Directorships

If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.	No directors of the Company are directors of any other reporting issuer.

3.

Orientation and Continuing Education

Describe what steps, if any, the Board takes to orient new Board members, and describe any measures the Board takes to provide continuing education for directors.

Orientation and education of new members of the Board is conducted informally by management and members of the Board.  The orientation provides background information on the Company’s history, performance and strategic plans.

4.

Ethical Business Conduct

Describe what steps, if any, the Board takes to encourage and promote a culture of ethical business conduct.

The Board has not adopted a formal written code of ethics.  The Board is of the view that the requirements of the audit committee charter and Board members’ ability to reference outside professional advisors, facilitate the Company meeting ethical business standards.

5.

Nomination of Directors

Disclose what steps, if any, are taken to identify new candidates for Board nomination, including: (i) who identifies new candidates, and (ii) the process of identifying new candidates.

Given the Company’s  stage of development  the Board  has elected to function with a small group of active Board members and has not appointed a nomination committee or put in place formal procedures for the identification of new Board member candidates.

6.

Compensation

Disclose what steps, if any, are taken to determine compensation for the directors and CEO, including: (i) who determines compensation, and (ii) the process of determining compensation.

Members of the Board are generally not compensated for acting as directors, save for being granted incentive stock options pursuant to the policies of the TSX-V and the Company’s stock option plan. The Board as a whole determines the stock option grants for each director. Upon the Company attaining certain milestones, Board members receive bonus compensation based on the their individual contributions to the Company. The independent Board members review on an ongoing basis, the compensation of the senior officers to ensure that it is competitive.

7.

Other Board Committees

If the Board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.

The Board is satisfied that in view of the size and composition of the Board, it is more efficient and cost effective for the full board to perform the duties that would be required by standing committees, other than the audit committee.

8.

Assessments

Disclose what steps, if any, that the Board takes to satisfy itself that the Board, its committees, and its individual directors are performing effectively.	The Board holds quarterly multi-day meetings during which the performance of individual directors are reviewed.

Schedule “B”

Charter of the Audit Committee of the Board of Directors

of International Barrier Technology Inc. (the “Company”)

Mandate

The primary function of the Audit Committee (“Committee”) is to assist the Board of Directors in fulfilling its financial oversight responsibilities by reviewing the following: (a) the financial reports and other financial information provided by the Company to regulatory authorities and shareholders; (b) the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting; and (c) financial reporting processes.  Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.  The Committee’s primary duties and responsibilities are to (i) serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements; (ii) review and appraise the performance of the Company’s external auditors; (iii) provide an open avenue of communication among the Company’s auditors, financial and senior management and the board of directors; and (iv) to ensure the highest standards of business conduct and ethics.

Composition

The Committee shall be comprised of three directors as determined by the board of directors, the majority of whom shall be free from any relationship that, in the opinion of the board of directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

At least one member of the Committee shall have accounting or related financial management expertise.  All members of the Committee that are not financially literate will work towards becoming financially literate to obtain a working familiarity with basic finance and accounting practices.  For the purposes of the Company’s Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company’s financial statements.

The members of the Committee shall be elected by the board of directors at its first meeting following the annual shareholders’ meeting.  Unless a Chair is elected by the full board of directors, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet at least twice annually, or more frequently as circumstances dictate.  As part of its job to foster open communication, the Committee will meet at least annually with the Chief Executive Officer and/or the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review

(a)

Review and update this Charter annually.

(b)

Review the Company’s financial statements, MD&A, any annual and interim earning statements and  press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion or review rendered by the external auditors.

External Auditors

(a)

Review annually the performance of the external auditors who shall be ultimately accountable to the board of directors and the Committee as representatives of the shareholders of the Company.

(b)

Obtain annually a formal written statement of external auditors setting forth all relationships between the external auditors and the Company.

(c)

Review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors.

(d)

Take or recommend that the full board of directors take appropriate action to oversee the independence of the external auditors.

(e)

Recommend to the board of directors the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval.

(f)

At each meeting, consult with the external auditors, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company’s financial statements.

(g)

Review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company.

(h)

Review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements.

(i)

Review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company’s external auditors.  The pre-approval requirement is waived with respect to the provision of non-audit services if:

i.

the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5% of the total amount of revenues paid by the Company to its external auditors during the fiscal year in which the non-audit services are provided;

ii.

such services were not recognized by the Company at the time of the engagement to be non-audit services; and

iii.

such services are promptly brought to the attention of the Committee by the Company and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Committee.

Provided the pre-approval of the non-audit services is presented to the Committee’s first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

Financial Reporting Processes

(a)

In consultation with the external auditors, review with management the integrity of the Company’s financial reporting process, both internal and external.

(b)

Consider the external auditor’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

(c)

Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management.

(d)

Review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments.

(e)

Following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

(f)

Review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements.

(g)

Review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented.

(h)

Review certification process for certificates required under MI 52-109.

(i)

Establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other

a)

Review any related party transactions.

b)

Review reports from persons regarding any questionable accounting, internal accounting controls or auditing matters (“Concerns”) relating to the Company such that:

i.

an individual may confidentially and anonymously submit their Concerns to the Chairman of the Committee in writing, by telephone, or by e-mail;

ii.

the Committee reviews as soon as possible all Concerns and addresses same as they deem necessary; and

iii.

the Committee retains all records relating to any Concern reported by an individual for a period the Committee judges to be appropriate.

All of the foregoing in a manner that the individual submitting such Concerns shall have no fear of adverse consequences.

Proxy

ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS OF

INTERNATIONAL BARRIER TECHNOLOGY INC.

To be held at Suite 1200 – 750 West Pender Street, Vancouver, British Columbia on Thursday, November 30, 2006 at 10:00 a.m.

The undersigned member ("Registered Shareholder") of the Company hereby appoints, David J. Corcoran, a Director of the Company, or failing this person, Victor A. Yates, a Director of the Company, or James N. Morton, solicitor for the Company, or in the place of the foregoing, ______________________ *(print name)*, as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the "Meeting") and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

REGISTERED HOLER PRINT HERE: ______________________________

REGISTERED HOLDER SIGN HERE: ______________________________

DATE SIGNED: ______________________________

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Proxy Statement and Information Circular):

	For	Against	Withhold
1. To determine the number of Directors at four (4)			N/A
2. To elect as Director, Michael D. Huddy		N/A	
3. To elect as Director, David J. Corcoran		N/A	
4. To elect as Director, Victor A. Yates		N/A	
5. To elect as Director, Craig Roberts		N/A	
6. To appoint Amisano Hanson, Chartered Accountants, as Auditor of the Company		N/A	
7. To authorize the Directors to fix the Auditors' remuneration			N/A
8. To approve the continuation of the Company's 2005 Stock Option Plan and the granting of incentive stock options thereunder			N/A
9. To authorize extending the term of 1,253,000 warrants held by Carl Marks IB LLC to August 19, 2008			N/A
10. To grant the proxyholder authority to vote at his/her discretion on any other business or amendment or variation to the previous resolutions		N/A	

THIS PROXY MUST BE SIGNED AND DATED. SEE IMPORTANT INSTRUCTIONS ON REVERSE.

Request for Voting Instructions ("VIF")

ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS OF

INTERNATIONAL BARRIER TECHNOLOGY INC.
(Name of Company)

TO BE HELD AT Suite 1200 – 750 West Pender Street, Vancouver, British Columbia
(Location of Meeting)

ON Thursday, *(Day of week)*, November 30, 2006 *(Month/day/Year)*, **AT** 10:00 AM *(Time of Meeting)*

To our securityholders:

We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified below. Unless you or someone on your behalf attends the meeting as a proxyholder, your securities can be voted only by management, as proxyholder of the registered holder, in accordance with your instructions.

We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions. In order for these securities to be voted at the meeting, it will be necessary for us to have your specific voting instructions. Please complete and return the information requested in this form to provide your voting instructions to us promptly.

Should you wish to attend and vote at the meeting or have someone else attend and vote at the meeting on your behalf, please complete the reverse side of this form.

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Proxy Statement and Information Circular)

	For	Against	Withhold
1. To determine the number of Directors at four (4)			N/A
2. To elect as Director, Michael D. Huddy		N/A	
3. To elect as Director, David J. Corcoran		N/A	
4. To elect as Director, Victor A. Yates		N/A	
5. To elect as Director, Craig Roberts		N/A	
6. To appoint Amisano Hanson, Chartered Accountants, as Auditor of the Company		N/A	
7. To authorize the Directors to fix the Auditors' remuneration			N/A
8. To approve the continuation of the Company's 2005 Stock Option Plan and the granting of incentive stock options thereunder			N/A
9. To authorize extending the term of 1,253,000 warrants held by Carl Marks IB LLC to August 19, 2008			N/A
10. To grant the proxyholder authority to vote at his/her discretion on any other business or amendment or variation to the previous resolutions		N/A	

SECURITYHOLDER PRINT NAME HERE: ______________________

SECURITYHOLDER SIGN HERE: ______________________

DATE SIGNED: ______________________

THIS FORM MUST BE SIGNED AND DATED ABOVE.

Please complete the following <u>only if you or someone other than a management representative will be attending the meeting to vote on your behalf</u>.

IF YOU WISH TO:

A) VOTE IN PERSON AT THE MEETING or

B) APPOINT SOMEONE OTHER THAN THE MANAGEMENT PROXYHOLDERS NAMED IN THE MEETING MATERIAL TO VOTE ON YOUR BEHALF,

PRINT THE NAME OF PERSON WHO WILL BE ATTENDING THE MEETING HERE: ______________________________

SECURITYHOLDER SIGN HERE: ____

DATE SIGNED: ____________________________

If you complete the above, a form of legal proxy will be issued which will grant you or the person specified by you the right to attend the meeting and vote. If you require assistance in completing this form, please contact Yasmin Juma at PCTC at 604-689-9853.

INSTRUCTIONS FOR COMPLETION OF VIF

1. *If this VIF is signed and the form is not marked otherwise*, the securities will be voted in favour of each matter identified in the notice of meeting.
2. *If this VIF is not dated in the space provided*, authority is hereby given by you, the securityholder, for the proxyholder to date this form seven (7) calendar days after the date on which it was mailed to you, the securityholder.
3. This VIF confers ***discretionary authority to vote on such other business*** as may properly come before the meeting or any adjournment thereof.
4. This VIF should be read in conjunction with the accompanying notice of meeting and Proxy Statement and Information Circular.
5. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to voting of, these securities.
6. If these voting instructions are given on behalf of a body corporate, set out the ***full legal name of the body corporate, the name and position of the person giving voting instructions*** on behalf of the body corporate and the address for service of the body corporate.
7. To be represented at the Meeting, ***VIFs must be submitted no later than forty-eight ("48") hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting or adjournment thereof.***

VOTING METHODS

INTERNET VOTING 24 Hours a Day, 7 days a week

If a HOLDER ID and HOLDER CODE appear on the face of this proxy in the address box, holders may complete internet voting at http://webvote.pctc.com. *To receive securityholder communications electronically in the future, simply fill in your e-mail address at the bottom of the Internet Voting page.*

TELEPHONE VOTING 24 Hours a Day, 7 days a week

If a HOLDER ID and HOLDER CODE appear on the face of this proxy in the address box, holders may complete telephone voting at 1-888-Tel-Vote (1-888-835-8683). *Please have this proxy in hand when you call. A proxyholder that is not a management proxyholder cannot be appointed by telephone.*